STOCK-BASED COMPENSATION (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
STOCK-BASED COMPENSATION [Abstract]
STOCK-BASED COMPENSATION
NOTE 12: STOCK-BASED COMPENSATION

Stock-Based Compensation. Prior to the Separation and Distribution, Carrier participated in UTC’s long-term incentive plans ("LTIP") which authorized various types of market and performance-based incentive awards, including stock options, stock appreciation rights, performance share units and restricted stock units, which were granted to eligible Carrier officers and employees. All awards granted under the UTC LTIP related to UTC common shares.

As a result of the Separation and Distribution, outstanding and vested awards granted to employees under UTC's LTIP were generally converted into Carrier, Otis and UTC stock-based awards.  Unvested awards held by Carrier employees and former employees were converted to Carrier stock-based awards. The ratio used to convert the UTC LTIP awards was intended to preserve the aggregate intrinsic value of each award immediately after the Separation and the Distribution when compared to the aggregate intrinsic value immediately prior to the Separation and the Distribution.  All performance share units outstanding on the Distribution Date were converted to restricted stock units using payout metrics based on a combination of actual performance through the Distribution Date and the target for the remainder of the performance period. Subsequent to and due to the conversion, we expect to incur $14 million of incremental stock-based compensation expense to be recognized over the awards' remaining 1.5 year vesting period.

Under Carrier's LTIP, the exercise price of awards, if any, is set on the grant date and, on a per share basis, may not be less than the fair market value of Carrier's common stock on that date on a per share basis.  Stock appreciation rights and stock options have a term of ten years and a three-year vesting period, subject to limited exceptions. In the event of retirement, stock appreciation rights, stock options and restricted stock units held for more than one year may vest and become exercisable (if applicable), subject to certain terms and conditions.  Performance share units vest based on performance relative to pre-established metrics and generally have a minimum three-year vesting period.  In the event of retirement, performance share units held for more than one year remain eligible to vest based on actual performance relative to pre-established metrics.

We measure the cost of stock-based compensation, including stock options, at fair value on the grant date net of expected forfeitures and amortize the cost over the awards vesting period.  We recognized $21 million and $18 million of stock-based compensation expense for the three months ended September 30, 2020 and 2019 and $56 million and $40 million for the nine months ended September 30, 2020 and 2019, respectively.  In addition, we recognized $5 million and $2 million of stock-based compensation expense for cash settled awards for the three months ended September 30, 2020 and 2019, respectively, and $2 million for each of the nine months ended September 30, 2020 and 2019.  The stock-based compensation expense for periods prior to March 31, 2020 represent amounts allocated to us from UTC for our direct employees.

At September 30, 2020, there was $107 million of unrecognized stock-based compensation costs related to non-vested awards granted under the Carrier LTIP, which will be recognized ratably over a weighted-average period of 2.2 years.

Carrier LTIP activity for the nine months ended September 30, 2020 was as follows:

	Stock Options and Stock Appreciation Rights		Performance Share Units		Restricted Share Units
(shares and units in thousands)	Shares	Average Price [1]	Units	Average Price [2]	Units	Average Price [2]
Outstanding as of April 3, 2020 [3]	36,015	$19.90	68	$21.23	5,622	$21.37
Granted	3,753	$16.62	728	$18.23	443	$18.98
Exercised	(984)	$15.52	—	$—	(116)	$20.42
Forfeited/Cancelled	(509)	$22.73	(22)	$19.25	(108)	$22.25
Outstanding as of September 30, 2020	38,275	$19.66	774	$18.48	5,841	$21.27

[1] Weighted-average exercise price
[2] Weighted-average grant date fair value
[3] Effective date of conversion upon the Separation

The weighted-average fair value of stock appreciation rights granted during the nine months ended September 30, 2020 was $4.36.

The following table summarizes outstanding Carrier LTIP awards that are vested and expected to vest (adjusted for expected forfeitures) and that are exercisable at September 30, 2020:

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares and units in thousands; aggregate intrinsic value in dollars in thousands)	Awards	Average Price [1]	Aggregate Intrinsic Value	Remaining Life [2]	Awards	Average Price [1]	Aggregate Intrinsic Value	Remaining Life [2]
Stock Options/ Stock Appreciation Rights	36,868	$19.61	$403,105	6.7	16,173	$16.97	$219,447	4.2
Performance Share Units/ Restricted Stock Units	6,291	$20.96	$192,116	1.8

[1] Weighted-average exercise price per share
[2] Weighted-average remaining contractual term in years for stock options and stock appreciation rights; weighted-average remaining vesting period in years for performance share units and restricted stock units

The fair value of stock appreciation rights is estimated on the date of grant using a binomial model. The following assumptions were used in the binomial model for the nine months ended September 30, 2020:

For the Nine Months Ended September 30, 2020
Volatility	35.6%
Expected life (in years)	7.0
Expected dividend yield	2.0%
Range of risk-free rate	0.1% - 1.0%

Carrier has limited historical trading data and used peer group data to estimate expected volatility.  Carrier used historical Carrier employee data, including data prior to the Separation, to estimate expected life.  The expected dividend yield is consistent with Carrier's dividend policy on an annualized basis. The risk-free rate is based on the term structure of interest rates at the time of award grant.

Stock-Based Compensation. Carrier participates in UTC’s long-term incentive plans (“LTIP”) which authorize various types of market and performance-based incentive awards including stock options, stock appreciation rights, performance share units and other such awards. Stock-based compensation expense reflected in the accompanying Combined Financial Statements relates to stock plan awards of UTC awarded to Carrier employees and not stock awards of Carrier as Carrier does not grant stock awards. The following disclosures represent stock-based compensation expenses attributable to Carrier based on the awards and terms previously granted under UTC’s stock-based compensation plans to Carrier employees. Accordingly, the amounts presented are not necessarily indicative of future awards and do not necessarily reflect the results that Carrier would have experienced as an independent company for the periods presented.

Under the UTC LTIP Plans, the exercise price of awards is set on the grant date and may not be less than the fair market value per share on that date. Generally, stock appreciation rights and stock options have a term of ten years and a three-year vesting period, subject to limited exceptions. In the event of retirement, annual stock appreciation rights, stock options and restricted stock units held for more than one year may become vested and exercisable, subject to certain terms and conditions. LTIP awards with performance-based vesting generally have a minimum three-year vesting period and vest based on actual performance against pre-established metrics. In the event of retirement, performance-based awards held for more than one year, remain eligible to vest based on actual performance relative to target metrics.

The Business measures the cost of all share-based payments, including stock options, at fair value on the grant date and recognizes this cost in the Combined Statements of Operations net of expected forfeitures. For the years ended December 31, 2019, 2018 and 2017, $52 million, $44 million and $34 million respectively, of compensation cost directly attributable to Carrier employees was recognized in operating results. The associated future income tax benefit recognized was $11 million, $10 million and $8 million for the years ended December 31, 2019, 2018 and 2017, respectively. The amounts have been adjusted for the impact of the TCJA. Please see Note 14 — Income Taxes for additional details.

For the years ended December 31, 2019, 2018 and 2017, the amount of cash received from the exercise of stock options was $3 million, $4 million and $7 million, respectively, with an associated tax benefit realized of $16 million, $7 million and $19 million, respectively. In addition, for the years ended December 31, 2019, 2018 and 2017, the associated tax benefit realized from the vesting of performance share units and other restricted awards was $9 million, $2 million and $4 million, respectively. The 2019 amount was computed using current U.S. federal and state tax rates.

At December 31, 2019, there was $62 million of total unrecognized compensation costs related to non-vested equity awards granted under long-term incentive plans. This cost is expected to be recognized ratably over a weighted-average period of 2.5 years.

A summary of the transactions under all long-term incentive plans that UTC granted to Carrier employees for the year ended December 31, 2019 follows:

	Stock Options		Stock Appreciation Rights		Performance Share Units		Other Incentive
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price*	Shares/ Units
Outstanding at
December 31, 2018	71	$85.86	5,635	$100.16	289	$110.59	499
Granted	2	133.19	1,673	124.37	142	121.79	219
Ancillary**	—	—	—	—	18	95.53	—
Exercised/earned	(35)	87.18	(1,658)	89.30	(155)	95.54	(211)
Cancelled	(1)	110.83	(157)	120.41	(25)	112.39	(35)
Net Transfers(1)	(1)	95.23	665	105.29	93	108.91	121
December 31, 2019	36	$91.06	6,158	$109.71	362	$120.16	593

*	Weighted-average grant/exercise price

**	Ancillary shares granted based on actual performance achieved on the 2016 award

Note (1)	Represents net activity related to employee movement between UTC business units and other miscellaneous adjustments.

The weighted-average grant date fair value of stock options and stock appreciation rights granted by UTC during 2019, 2018 and 2017 was $21.02, $20.25 and $17.55, respectively. The weighted-average grant date fair value of performance share units, which vest upon achieving certain performance metrics, granted by UTC during 2019, 2018 and 2017 was $112.76, $131.42 and $111.00 respectively. The total fair value of awards vested during the years ended December 31, 2019, 2018 and 2017 was $48 million, $27 million and $35 million, respectively. The total intrinsic value (which is the amount by which the stock price exceeded the exercise price on the date of exercise) of stock options and stock appreciation rights exercised during the years ended December 31, 2019, 2018, and 2017 was $80 million, $43 million and $63 million, respectively. The total intrinsic value (which is the stock price at vesting) of performance share units and other restricted awards vested was $45 million, $14 million and $18 million during the years ended December 31, 2019, 2018 and 2017, respectively.

The following table summarizes information about equity awards outstanding for Carrier employees that are vested and expected to vest and equity awards outstanding that are exercisable at December 31, 2019:

	Equity Awards Vested and Expected to Vest						Equity Awards That Are Exercisable
(shares in thousands; aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation rights	6,083	$109.31	$246	6.1 years	3,333	$98.4	$171	4.3 years
Performance Share Units/ Restricted Stock	1,006	$—	$151	1.7 years

*	Weighted-average exercise price per share

**	Weighted-average contractual remaining term in years

The fair value of each option award is estimated on the date of grant using a binomial lattice model. The following table indicates the assumptions used in estimating fair value for the years ended December 31, 2019 and 2018. These assumptions represent those utilized by UTC and are not necessarily indicative of assumptions that would be used by Carrier as a stand-alone company. Lattice-based option models incorporate ranges of assumptions for inputs; those ranges are as follows:

	2019	2018	2017
Expected volatility	18.8% - 19.7%	17.5% - 21.1%	19%
Weighted-average volatility	20%	18%	19%
Expected term (in years)	6.5 - 6.6	6.5-6.6	6.5
Expected dividend yield	2.4%	2.2%	2.4%
Risk-free rate	2.3% - 2.7%	1.3% - 2.7%	0.5% - 2.5%

Expected volatilities are based on the returns of UTC stock, including implied volatilities from traded options on UTC’s stock for the binomial lattice model. UTC uses historical data to estimate equity award exercise and employee termination behavior within the valuation model. The expected term represents an estimate of the period of time equity awards are expected to remain outstanding. The risk-free rate is based on the term structure of interest rates at the time of equity award grant.